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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                    FORM 8-K
                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported) September 5, 2003
                                                        -----------------



                        FIRST COMMUNITY BANCSHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

            NEVADA                       0-19297                55-0694814
        -------------            ------------------------     ---------------
(State or other jurisdiction     (Commission File Number)     (IRS Employer of
        Incorporation)                                       Identification No.)


                  P.O. BOX 989, BLUEFIELD, VIRGINIA 24605-0989
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (276) 326-9000
                                                           --------------





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          (Former name or former address, if changed since last report)




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Not applicable.

Item 9.  REGULATION FD DISCLOSURE

         On September 5, 2003, First Community Bancshares, Inc. announced by press release the declaration of its Third Quarter 2003 dividend. A copy of the press release is attached hereto as Exhibit 99.1.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             FIRST COMMUNITY BANCSHARES, INC.


                                             By: /s/ Robert L. Schumacher
                                                 --------------------------
                                                 Robert L. Schumacher
                                                 Chief Financial Officer


   Date:    September 5, 2003.